POWER OF ATTORNEY

 Know all by these presents, that the undersigned

hereby constitutes and appoints each of Chief Financial

Officer, General Counsel, Corporate Counsel, Secretary,

Assistant Secretary, Corporate Controller or Assistant

Controller or Kathleen J. Carroll and Donna G. Tracy,

signing singly, the undersigneds true and lawful attorney

in fact to

 (1) execute for and on behalf of the undersigned,

in the undersigneds capacity as an officer and/or

director of Lydall,Inc. (the Company), Forms 3, 4, and 5

in accordance with Section 16 (a) of the Securities

Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or

desirable to complete and execute any such Form 3, 4,

or 5, complete and execute any amendment or amendments

thereto, and timely file such form with the United

States Securities and Exchange Commission and any stock

exchange or similar authority; and

 (3) execute for and on behalf of the

undersigned, in the undersigneds capacity as an officer

and/or director of the Company,Form 144s or any other

document to be filed pursuant to Rule 144 of the

Securities Act of 1933 and any regulations thereunder

with respect to securities of the Company;

 (4) take any other action of any type whatsoever

in connection with the foregoing which, in the opinion

of such attorney in fact, may be of benefit to, in the

best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney in fact on behalf of the

undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney in fact may approve in

such attorney in facts discretion.

 The undersigned hereby grants to each such

attorney in fact full power and authority to do and

perform any and every act and thing whatsoever

requisite, necessary, or proper to be done in the

exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney in

fact, or such attorney in facts substitute or

substitutes, shall lawfully do or cause to be done by

virtue of this power of attorney and the rights and

powers herein granted.  The undersigned acknowledges

that the foregoing attorneys in fact, in serving in

such capacity at the request of the undersigned, are

not assuming, nor is the Company assuming, any of the

undersigneds responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full

force and effect until earlier revoked by the

undersigned in a signed writing delivered

to the foregoing attorneys in fact.

 IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed as of

this 29th day of October, 2009.

Signature:  /s/ William D. Gurley

Print Name:     William D. Gurley